Exhibit 99.3

                                                                  EXECUTION


                       RECONSTITUTED SERVICING AGREEMENT


         THIS RECONSTITUTED SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of October, 2000, by and between LEHMAN CAPITAL, A DIVISION OF LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation ("Lehman Capital"), and GREENPOINT MORTGAGE FUNDING, INC., a California corporation (the "Servicer"), having an office at 700 Larkspur Circle, Suite 250, Larkspur, California 94939, recites and provides as follows:

                                   RECITALS

         WHEREAS, Lehman Brothers Bank, FSB (the "Bank"), an affiliate of Lehman Capital, acquired from the Servicer certain conventional, residential, fixed rate, first lien mortgage loans pursuant to a Mortgage Loan Purchase and Warranties Agreement ("Purchase Agreement"), dated as of January 26, 2000.

         WHEREAS, such mortgage loans are currently being serviced by the Servicer for the Bank pursuant to a Flow Interim Servicing Agreement for Conventional Fixed Rate Residential Mortgage Loans (the "Flow Agreement"), dated as of January 26, 2000 and annexed as Exhibit B hereto, by and between the Bank, as owner of such mortgage loans, and the Servicer, as servicer.

         WHEREAS, pursuant to an Assignment, Assumption and Recognition Agreement, dated as of October 27, 2000 (the "Assignment, Assumption and Recognition Agreement") and annexed as Exhibit C hereto, Lehman Capital acquired from the Bank all of the Bank's right, title and interest in and to certain of the mortgage loans currently serviced under the Flow Agreement (hereinafter, the "Mortgage Loans") and assumed for the benefit of each of the Servicer and the Bank the obligations of the Bank under such Flow Agreement.

         WHEREAS, Lehman Capital has conveyed certain of the Mortgage Loans as identified on Schedule I hereto (the "Serviced Mortgage Loans") to Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), which in turn has conveyed the Serviced Mortgage Loans to Wells Fargo Bank Minnesota, N.A. (the "Trustee"), pursuant to a trust agreement dated as of October 1, 2000 (the "Trust Agreement"), among the Trustee, Aurora Loan Services Inc., as master servicer ("Aurora," and, together with any successor Master Servicer appointed pursuant to the provisions of the Trust Agreement, the "Master Servicer") and SASCO.

         WHEREAS, Lehman Capital desires that the Servicer continue to service the Serviced Mortgage Loans, and the Servicer has agreed to do so, subject to the rights of Lehman Capital (with the consent of the Master Servicer) to terminate the rights and obligations of the Servicer hereunder at any time without cause and to the other conditions set forth herein.

         WHEREAS, Lehman Capital and the Servicer agree that the provisions of the Flow Agreement shall continue to apply to the Serviced Mortgage Loans, but only to the extent provided herein and that this Agreement shall govern the Serviced Mortgage Loans for so long as such Serviced Mortgage Loans remain subject to the provisions of the Trust Agreement.

         WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Serviced Mortgage Loans on behalf of the Trustee, and shall have the right under the conditions specified herein to terminate for cause the rights and obligations of the Servicer under this Agreement.

         WHEREAS, Lehman Capital and the Servicer intend that each of the Master Servicer and the Trustee is an intended third party beneficiary of this Agreement.

         NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lehman Capital and the Servicer hereby agree as follows:

                                   AGREEMENT

         1. Definitions. Capitalized terms used and not defined in this Agreement, including Exhibit A hereto and any provisions of the Flow Agreement incorporated by reference herein (regardless of whether such terms are defined in the Flow Agreement or Purchase Agreement), shall have the meanings ascribed to such terms in the Trust Agreement.

         2. Servicing. The Servicer agrees, with respect to the Serviced Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the Flow Agreement, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the Flow Agreement, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

         3. Master Servicing; Termination of Servicer. The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Serviced Mortgage Loans in accordance with the provisions of this Agreement. The Master Servicer, acting on behalf of the Trustee and the SASCO 2000-4 Trust Fund (the "Trust Fund") created pursuant to the Trust Agreement, shall have the same rights as Lehman Capital, as purchaser, under the Flow Agreement to enforce the obligations of the Servicer under the Flow Agreement and the term "Purchaser" as used in the Flow Agreement in connection with any rights of the Purchaser shall refer to the Trust Fund or, as the context requires, the Master Servicer acting in its capacity as agent for the Trust Fund, except as otherwise specified in Exhibit A hereto. The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement, which failure results in an Event of Default as provided in Article XI of the Flow Agreement. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer assume any of the obligations of Lehman Capital under the Flow Agreement and in connection with the performance of the Master Servicer's duties hereunder, the parties and other signatories hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Trust Agreement.

         4. No Representations. Neither the Servicer nor the Master Servicer shall be obligated or required to make any representations and warranties regarding the characteristics of the Serviced Mortgage Loans in connection with the transactions contemplated by the Trust Agreement and issuance of the Certificates issued pursuant thereto.

         5. Notices. All notices and communications between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Trustee shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

         All notices required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

                  Aurora Loan Services Inc.
                  2530 South Parker Road
                  Suite 601
                  Aurora, Colorado  80014
                  Attention: E. Todd Whittemore, Master Servicing, SASCO 2000-4
                  Telephone: (303) 632-3000
                  Telecopier: (303) 632-3001

         All remittances required to be made to the Master Servicer under this Agreement shall be made on a scheduled/scheduled basis to the following wire account:

                  The Chase Manhattan Bank
                  New York, New York
                  ABA#:  021-000-021
                  Account Name: Aurora Loan Services Inc., Master Servicing
                                Payment Clearing Account
                  Account No.:  066-611059
                  Beneficiary:  Aurora Loan Services Inc.
                  For further credit to: SASCO 2000-4

         All notices required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

                  Wells Fargo Bank Minnesota, N.A.
                  11000 Broken Land Parkway
                  Columbia, Maryland  21044
                  Attention: Corporate Trust Services
                  Telephone: (410) 884-2136
                  Telecopier: (410) 884-2363

         All notices required to be delivered to Lehman Capital hereunder shall be delivered to Lehman Capital at the following address:

                  Lehman Capital, a Division of Lehman
                    Brothers Holdings Inc.
                  200 Vesey Street
                  New York, New York  10285-0900
                  Attention: Mortgage Backed Finance Department
                  Telephone: (212) 526-7000
                  Telecopier: (212) 526-7209

         All notices required to be delivered to the Servicer hereunder shall be delivered to the address of its office as set forth in the first paragraph of this Agreement.

         6. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, NOTWITHSTANDING NEW YORK OR OTHER CHOICE OF LAW RULES TO THE CONTRARY.

         7. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

         Executed as of the day and year first above written.

                                       LEHMAN CAPITAL, A DIVISION OF
                                         LEHMAN BROTHERS HOLDINGS INC.,
                                         as Owner



                                       By:/s/ Joseph J. Kelly
                                          ----------------------------------
                                          Name: Joseph J. Kelly
                                          Title:  Authorized Signatory


                                       GREENPOINT MORTGAGE FUNDING, INC.,
                                         as Servicer



                                       By:/s/ Michael Spina
                                          -----------------------------------
                                          Name: Michael Spina
                                          Title: Vice President


Acknowledged By:

AURORA LOAN SERVICES INC.,
  as Master Servicer


By:/s/ Ralph A. Lenzi, III
   -----------------------------------------
Name:  Ralph A. Lenzi, III
Title: CEO

WELLS FARGO BANK MINNESOTA, N.A.,
  as Trustee


By:/s/ Randall S. Reider
   -----------------------------------------
Name:  Randall S. Reider
Title: Assistant Vice President

                                   EXHIBIT A

                      Modifications to the Flow Agreement


1. A new definition of "Ancillary Income" is hereby added to Article I to immediately follow the definition of "Accepted Servicing Practices", to read as follows:

                  "Ancillary Income": All income derived from the Mortgage Loans, other than Servicing Fees, including but not limited to late charges, fees received with respect to checks or bank drafts returned by the related bank for non-sufficient funds, prepayment penalty amounts, assumption fees, optional insurance administrative fees and all other incidental fees and charges.

2. A new definition of "Best Efforts" is hereby added to Article I to immediately follow the definition of "Agreement", to read as follows:

                  "Best Efforts": Efforts determined to be reasonably diligent by the Servicer in its sole discretion. Such efforts do not require the Servicer to enter into any litigation, arbitration or other legal or quasi-legal proceeding, nor do they require the Servicer to advance or expend fees or sums of money in addition to those specifically set forth in this Agreement.

3. New definitions of "Determination Date" "Due Date" and "Due Period" are hereby added to Article I to immediately follow the definition of "Condemnation Proceeds", to read as follows:

                  "Determination Date" The fifteenth (15th) day of the calendar month of the related Remittance Date (or if such day is not a Business Day, the Business Day immediately preceding such day).

                   "Due Date": The day of the month on which the scheduled
                  monthly payment is due on a Mortgage Loan, exclusive of any days of grace. With respect to the Mortgage Loans for which payment from the Mortgagor is due on a day other than the first day of the month, such Mortgage Loans will be treated as if the monthly payment is due on the first day of the immediately succeeding month.

                   "Due Period": With respect to each Remittance Date, the
                  period commencing on the second day of the month immediately preceding the month of such Remittance Date and ending on the first day of the month of such Remittance Date.

4. The definition of "Eligible Investments" in Article I is hereby amended in its entirety to read as follows:

                  "Eligible Investments": Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than the Determination Date in each month:

                         (i) direct obligations of, and obligations fully
                    guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America ("Direct Obligations");

                         (ii) federal funds, or demand and time deposits in,
                    certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories and the Trustee or any agent of the Trustee, acting in its respective commercial capacity) incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of investment or the contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt or deposit obligations of such holding company or deposit institution, as the case may
                    be) have been rated by each Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories;

                         (iii) repurchase agreements collateralized by Direct
                    Obligations or securities guaranteed by GNMA, Fannie Mae or Freddie Mac with any registered broker/dealer subject to Securities Investors' Protection Corporation jurisdiction or any commercial bank insured by the FDIC, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed obligation rated by each Rating Agency in its highest short-term rating category;

                         (iv) securities bearing interest or sold at a
                    discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a credit rating from each Rating Agency, at the time of investment or the contractual commitment providing for such investment, at least equal to one of the two highest long-term credit rating categories of each Rating Agency; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Fund to exceed 20% of the sum of the aggregate principal balance of the Mortgage Loans; provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from either Rating Agency;

                         (v) commercial paper (including both
                    non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by each Rating Agency in its highest short-term rating category;

                         (vi) a Qualified GIC;

                         (vii) certificates or receipts representing direct
                    ownership interests in future interest or principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian in safekeeping on behalf of the holders of such receipts; and

                         (viii) any other demand, money market, common trust
                    fund or time deposit or obligation, or interest-bearing or other security or investment, (A) rated in the highest rating category by each Rating Agency or (B) that would not adversely affect the then current rating by each Rating Agency of any of the Certificates. Such investments in this subsection (viii) may include money market mutual funds or common trust funds, including any fund for which the Trustee, the Master Servicer or an affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent, and/or custodian or subcustodian, notwithstanding that (x) the Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses from such funds for services rendered, (y) the Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses for services rendered pursuant to this Agreement, and (z) services performed for such funds and pursuant to this Agreement may converge at any time, provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

5. A definition of "GNMA" is hereby added to Article I to immediately follow the definition of "FNMA Guides", to read as follows:

                  "GNMA": The Government National Mortgage Association, or any successor thereto.

6. A definition of "Monthly Advance" is hereby added to Article I to immediately follow the definition of "Liquidation Proceeds", to read as follows:

                  "Monthly Advance" means with respect to each Remittance Date and each Mortgage Loan, an amount equal to the Monthly Payment (with the interest portion of such Monthly Payment adjusted to the Mortgage Loan Remittance Rate) that was due on the Mortgage Loan, and that (i) was delinquent at the close of business on the first day of the month in which such Remittance Date occurs and (ii) was not the subject of a previous Monthly Advance, but only to the extent that such amount is expected, in the reasonable judgment of the Servicer, to be recoverable from collections or other recoveries in respect of such Mortgage Loan. To the extent that the Servicer determines that any such amount is not recoverable from collections or other recoveries in respect of such Mortgage Loan, such determination shall be evidenced by a certificate of a Servicing Officer delivered to the Master Servicer setting forth such determination and the procedures and considerations of the Servicer forming the basis of such determination, which shall include a copy of any broker's price opinion and any other information or reports obtained by the Servicer which may support such determinations.

7. A new definition of "Mortgage Loan" is hereby added to Article I to immediately follow the definition of "Mortgage Impairment Insurance Policy", to read as follows:

                  "Mortgage Loan": An individual servicing retained Mortgage Loan which has been assigned by Bank to Lehman Capital pursuant to the Assignment, Assumption and Recognition Agreement and is subject to this Agreement being identified on the Mortgage Loan Schedule to this Agreement, which Mortgage Loan includes without limitation the Mortgage Loan documents, the monthly reports, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

8.       A new definition of "Mortgage Loan Schedule" is hereby added to
         Article I to immediately follow the definition of "Mortgage Loan Remittance Rate", to read as follows:

                  "Mortgage Loan Schedule": The schedule of Mortgage Loans attached as Exhibit D to this Agreement setting forth certain information with respect to the Mortgage Loans acquired by the Bank from the Servicer pursuant to the Purchase Agreement which were in turn acquired by Lehman Capital from the Bank pursuant to the Assignment, Assumption and Recognition Agreement.

9. New definitions of "Prepayment Interest Shortfall Amount" and "Prepayment Period" is hereby added to Article I to immediately follow the definition of "Purchase Agreement", to read as follows:

                  "Prepayment Interest Shortfall Amount": With respect to any Remittance Date and any Principal Prepayment (other than any such prepayment received on the first of the month) received during the related Prepayment Period, the difference between
                  (i) one full month's interest at the applicable Mortgage Loan Remittance Rate (giving effect to any applicable Relief Act Reduction) on the outstanding principal balance of such Mortgage Loan immediately prior to such prepayment and (ii) the amount of interest actually received with respect to such Mortgage Loan in connection with such Principal Prepayment.

                   "Prepayment Period":  The month preceding the month in which the related Remittance Date occurs.

10. A new definition of "Principal Prepayment" is hereby added to Article I to immediately follow the definition of "Prime Rate", to read as follows:

                  "Principal Prepayment": Any Mortgagor payment of principal (other than a balloon payment) or other recovery of principal o/n a Mortgage Loan that is recognized as having been received or recovered in advance of its scheduled Due Date and applied to reduce the principal balance of the Mortgage Loan in accordance with the terms of the Mortgage Note.

11. The definition of "Qualified Depository" is hereby amended and restated in its entirety to read as follows:

                  "Qualified Depository": Any of (i) a depository the accounts of which are insured by the FDIC and the debt obligations of which are rated AA (or its equivalent) or better by each Rating Agency; (ii) the corporate trust department of any bank the debt obligations of which are rated at least A-1 or its equivalent by each Rating Agency; or (iii) Lehman Brothers Bank, F.S.B., a federal savings bank.

12. A new definition of "Qualified GIC" is hereby added to Article I to immediately follow the definition of "Qualified Depository", to read as follows:

                  "Qualified GIC": A guaranteed investment contract or surety bond providing for the investment of funds in the Custodial Account and insuring a minimum, fixed or floating rate of return on investments of such funds, which contract or surety bond shall:

                           (a) be an obligation of an insurance company or
                  other corporation whose long-term debt is rated by each Rating Agency in one of its two highest rating categories or, if such insurance company has no long-term debt, whose claims paying ability is rated by each Rating Agency in one of its two highest rating categories, and whose short-term debt is rated by each Rating Agency in its highest rating category;

                           (b) provide that the Servicer may exercise all of
                  the rights under such contract or surety bond without the necessity of taking any action by any other Person;

                           (c) provide that if at any time the then current
                  credit standing of the obligor under such guaranteed investment contract is such that continued investment pursuant to such contract of funds would result in a downgrading of any rating of the Servicer, the Servicer shall terminate such contract without penalty and be entitled to the return of all funds previously invested thereunder, together with accrued interest thereon at the interest rate provided under such contract to the date of delivery of such funds to the Trustee;

                           (d) provide that the Servicer's interest therein
                  shall be transferable to any successor Servicer or the Master Servicer hereunder; and

                           (e) provide that the funds reinvested thereunder
                  and accrued interest thereon be returnable to the Custodial Account, as the case may be, not later than the Business Day prior to any Determination Date.

13. A new definition of "Rating Agency" is hereby added to Article I to immediately follow the definition of "Qualified Insurer", to read as follows:

                  "Rating Agency": Any of Fitch IBCA, Inc., Moody's Investors Service, Inc., Standard & Poor's Rating Service, a division of the McGraw-Hill Agencies, Inc., or any successor of the foregoing.

14. A new definition of "Relief Act Reduction" is hereby added to Article I to immediately follow the definition of "Rating Agency", to read as follows:

                  "Relief Act Reduction": With respect to any Mortgage Loan as to which there has been a reduction in the amount of the interest collectible thereon as a result of the application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, any amount by which interest collectible on such Mortgage Loan for the Due Date in the related Due Period is less than the interest accrued thereon for the applicable one-month period at the Mortgage Interest Rate without giving effect to such reduction.

15. The definition of "Remittance Date" which is incorporated in this Agreement by reference to the Purchase Agreement is amended and restated in its entirety to read as follows:

                  "Remittance Date": The 18th day (or if the 18th day is not a Business Day, the first Business Day immediately following) of any month.

16. The definition of "Servicing Fee" in Article I is hereby amended in its entirety to read as follows:

                  "Servicing Fee": An amount equal to one-twelfth the product of (a) the Servicing Fee Rate and (b) the outstanding principal balance of the Mortgage Loan. The Servicing Fee is payable solely from the interest portion (including recoveries with respect to interest from Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds) of such scheduled monthly payment on the Mortgage Loan collected by the Servicer or as otherwise provided under this Agreement.

17. A new definition of "Servicing Fee Rate" is hereby added to Article I to immediately follow the definition of "Servicing Fee", to read as follows:

                  "Servicing Fee Rate": With respect to all Mortgage Loans, a rate equal to 0.25% per annum.

18. Section 2.01 (Seller to Act as Servicer) is hereby amended by deleting the first sentence of the second paragraph of such section and replacing it with the following:

                  Consistent with the terms of this Agreement, the Seller may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of any such term or in any manner grant indulgence to any Mortgagor if in the Seller's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchaser, provide, however, that unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgement of the Seller, imminent, the Seller shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan.

19. Section 2.02 (Collection of Mortgage Loan Payments) is hereby amended by replacing the words "Continuously from the related Cut-off Date until the related Transfer Date" in the first line thereof to "Continuously from the Closing Date until the date the Mortgage Loan ceases to be subject to this Agreement".

20. Section 2.04 (Establishment of and Deposits to Custodial Account) is hereby amended by:

               (i) replacing the words "for Lehman Brothers Bank, FSB, Residential Fixed Rate Mortgage Loans, Group No. 2000-1 and various Mortgagors" with the words "for SASCO 2000-4 Trust Fund and various Mortgagors";

               (ii) adding the words "including all Principal Prepayments" at the end of clause (i) to such Section;

              (iii) by deleting the word "and" at the end of clause (viii), by replacing the period at the end clause (ix) with a semicolon, and by adding the following new clauses (x) and (xi), to read as follows:

                    (x) all Monthly Advances made by the Servicer pursuant to Section 3.03; and

                   (xi)    any Prepayment Interest Shortfall Amount.

21. Section 2.05 (Permitted Withdrawals From Custodial Account) is hereby amended by deleting the word "and" at the end of clause (v), by replacing the period at the end of clause (vi) with a semicolon and by adding the following new clauses (vii), (viii) and (ix):

                  (vii) to invest funds in the Custodial Account in Eligible Investments in accordance with Section 2.10;

                 (viii) to reimburse itself for Monthly Advances of the Servicer's funds made pursuant to Section 3.03, the Servicer's right to reimburse itself pursuant to this clause
               (viii) with respect to any Mortgage Loan being limited to amounts received on or in respect of the related Mortgage Loan which represent late recoveries of payments of principal or interest with respect to which a Monthly Advance was made, it being understood that, in the case of any such reimbursement, the Servicer's right thereto shall be prior to the rights of the Trust Fund; and

                   (ix) to transfer funds to another Qualified Depository in accordance with Section 2.10 hereof.

22. Section 2.06 (Establishment of and Deposits to Escrow Account) is hereby amended by replacing the words "in trust for Lehman Brothers Bank, FSB Residential Fixed Mortgage Loans, Group No. 2000-1, and various Mortgagors" with "in trust for SASCO 2000-4 Trust Fund and various Mortgagors."

23. Section 2.17 (Title, Management and Disposition of REO Property) is hereby amended by:

                 (a) adding the following paragraph as the third paragraph of such Section:

                           Notwithstanding anything to the contrary contained
                  in this Section 2.17, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Trustee or the Master Servicer otherwise requests, an environmental inspection or review of such Mortgaged Property to be conducted by a qualified inspector shall be arranged by the Servicer. Upon completion of the inspection, the Servicer shall provide the Trustee and the Master Servicer with a written report of such environmental inspection. In the event that the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the Servicer shall not proceed with foreclosure or acceptance of a deed in lieu of foreclosure. In the event that the environmental inspection report is inconclusive as to the whether or not the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the Servicer shall not, without the prior approval of the Trustee, proceed with foreclosure or acceptance of a deed in lieu of foreclosure. In such instance, the Trustee shall be deemed to have approved such foreclosure or acceptance of a deed in lieu of foreclosure unless the Trustee notifies the Servicer in writing, within two (2) Business Days after its receipt of written notice of the proposed foreclosure or deed in lieu of foreclosure from the Servicer, that it disapproves of the related foreclosure or acceptance of a deed in lieu of foreclosure. The Servicer shall be reimbursed for all Servicing Advances made pursuant to this paragraph with respect to the related Mortgaged Property from the Custodial Account.

                 (b) by replacing the existing third paragraph of such section (before the amendment made by (a) above) by the following paragraph:

                           The Servicer shall use its Best Efforts to dispose
                  of the REO Property as soon as possible and shall sell such REO Property in any event within three years after title has been taken to such REO Property, unless (a) a REMIC election has not been made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, and
                  (b) the Servicer determines, and gives an appropriate notice to the Master Servicer to such effect, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than three years is permitted under the foregoing sentence and is necessary to sell any REO Property, (i) the Servicer shall report monthly to the Master Servicer as to the progress being made in selling such REO Property and (ii) if, with the written consent of the Trustee, a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Servicer as mortgagee, and such purchase money mortgage shall not be held pursuant to this Agreement, but instead a separate participation agreement among the Servicer and Trustee shall be entered into with respect to such purchase money mortgage. Notwithstanding anything herein to the contrary, the Servicer shall not be required to provide financing for the sale of any REO Property.

24. Section 3.01 (Remittances) is hereby amended and restated in its entirety to read as follows:

                           On each Remittance Date the Servicer shall remit by
                  wire transfer of immediately available funds to the Master Servicer (a) all amounts deposited in the Custodial Account as of the close of business on the last day of the related Due Period (net of charges against or withdrawals from the Custodial Account pursuant to Sections 2.04 and 2.05), plus
                  (b) all Monthly Advances, if any, which the Servicer is obligated to make pursuant to Section 3.03, minus (c) any amounts attributable to Principal Prepayments, Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds or REO Disposition Proceeds received after the applicable Prepayment Period, which amounts shall be remitted on the following Remittance Date, together with any additional interest required to be deposited in the Custodial Account in connection with such Principal Prepayment in accordance with Section 2.04(xi), and minus (d) any amounts attributable to scheduled monthly payments on the Mortgage Loans collected but due on a Due Date or Due Dates subsequent to the first day of the month in which such Remittance Date occurs, which amounts shall be remitted on the Remittance Date next succeeding the Due Date related to such monthly payment.

                           With respect to any remittance received by the
                  Master Servicer after the Business Day on which such payment was due, the Servicer shall pay to the Master Servicer interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus two (2) percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Servicer on the date such late payment is made and shall cover the period commencing with the day following such Business Day and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Servicer.

                           All remittances required to be made to the Master
                  Servicer shall be made to the following wire account or to such other account as may be specified by the Master Servicer from time to time:

                               The Chase Manhattan Bank
                               New York, New York
                               ABA #: 021-000-021
                               Account Name: Aurora Loan Services Inc.
                                            Master Servicing Payment Clearing
                                            Account
                               Account Number: 066-611059
                               Beneficiary:  Aurora Loan Services Inc.
                               For further credit to: Aurora Loan Services
                                                      2000-4

25. Section 3.02 (Statements to Purchaser) is hereby amended by replacing the first paragraph of such Section in its entirety by the following paragraph:

                           Not later than the fifth Business Day of each
                  month, the Servicer shall furnish to the Master Servicer (a) a monthly remittance advice containing such information in the form of FNMA form 2010 or such other form as shall be required by the FNMA Guides or by the Master Servicer as to the accompanying remittance and the period ending on the last day of the preceding Determination Date and (b) all such information required pursuant to clause (a) above on a magnetic tape or other similar media reasonably acceptable to the Master Servicer.

                           The Monthly Remittance Advice shall also include on
                  a current and cumulative basis the amount of any (i) claims filed, (ii) claim payments made, (iii) claims denied and
                  (iv) policies cancelled with respect to those Serviced Mortgage Loans covered by any PMI Policy.

         By replacing the last paragraph of such Section 3.02 in its entirety with the following paragraph:

                           Beginning with calendar year 2001, the Servicer
                  shall prepare and file any and all tax returns, information statements or other filings for the portion of the tax year 2000 and the portion of subsequent tax years for which the Servicer has serviced some or all of the Mortgage Loans hereunder as such returns, information statements or other filings are required to be delivered to any governmental taxing authority or to the Master Servicer pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby. In addition, the Servicer shall provide the Master Servicer with such information concerning the Mortgage Loans as is necessary for the Master Servicer to prepare the Trust Fund's federal income tax return as the Master Servicer may reasonably request from time to time.

26. Section 3.03 (Principal and Interest Advances by Seller) is hereby deleted and replaced in its entirety by the following paragraph:

                   Section 3.03     Monthly Advances by Servicer.

                           The Servicer shall make Monthly Advances through
                  the Remittance Date immediately preceding the distribution of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and Condemnation Proceeds) with respect to the related Mortgage Loans.

                           Any amounts held for future distribution and so
                  used to make Monthly Advances shall be replaced by the Servicer by deposit in the Custodial Account on or before any future Remittance Date if funds in the Custodial Account on such Remittance Date shall be less than payments to the Trust Fund required to be made on such Remittance Date.

27. Section 4.03 (Servicing Compensation) is amended and restated in its entirety to read as follows:

                           As consideration for servicing the Mortgage Loans
                  subject to this Agreement, the Servicer shall retain (a) the relevant Servicing Fee for each Mortgage Loan remaining subject to this Agreement during any month and (b) Ancillary Income. The Servicing Fee shall be payable monthly. The aggregate of the Servicing Fees payable to the Servicer for any month with respect to the Mortgage Loans shall be reduced by any Prepayment Interest Shortfall Amount with respect to such month.

                           The Servicer shall be required to pay all expenses
                  incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein.

28. A new Section 4.05 (Annual Independent Public Accountants Servicing Report) is hereby added to the Agreement to read as follows:

                  Section 4.05      Annual Audit Report.

                           On or before July 31 of each year, beginning with
                  July 31, 2001, Servicer shall, at its own expense, cause a firm of independent public accountants (who may also render other services to Servicer), which is a member of the American Institute of Certified Public Accountants, to furnish to the Seller and Master Servicer (i) year-end audited (if available) financial statements of the Servicer and (ii) a statement to the effect that such firm has examined certain documents and records for the preceding fiscal year (or during the period from the date of commencement of such Servicer's duties hereunder until the end of such preceding fiscal year in the case of the first such certificate) and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that Servicer's overall servicing operations have been conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers except for such exceptions that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers requires it to report, in which case such exceptions shall be set forth in such statement.

29.      A new Section 4.06 is hereby added to the Agreement to read as follows:

                  Section 4.06      Annual Officer's Certificate.

                           On or before July 31st of each year, beginning with
                  July 31, 2001, the Servicer, at its own expense, will deliver to Lehman Capital and the Master Servicer a Servicing Officer's certificate stating, as to each signer thereof, that (i) a review of the activities of the Servicer during such preceding fiscal year and of performance under this Agreement has been made under such officers' supervision, and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officer and the nature and status thereof including the steps being taken by the Servicer to remedy such default.

30. The parties hereto acknowledge that Section 5.01 (Provision of Information) and Section 5.02 (Financial Statements; Servicing Facilities) are inapplicable to this Agreement.

31. The parties hereto acknowledge that the provisions of Sections 6.03 (Termination Upon Transfer of Servicing; Termination Procedures) shall be inapplicable to this Agreement and shall be replaced by Sections 11.03 (Termination Without Cause) and 11.04 (Successor to Servicer) of this Agreement.

32. Sections 8.01 (Indemnification) and 8.02 (Limitation on Liability of Seller and Others) is replaced by the following:

                           The Servicer shall indemnify the Trust Fund, the
                  Trustee and the Master Servicer and hold each of them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgements, and any other costs, fees and expenses that any of such parties may sustain in any way related to the failure of the Servicer to perform its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement. The Servicer immediately shall notify Lehman Capital, the Master Servicer and the Trustee or any other relevant party if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the indemnified party) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgement or decree which may be entered against it or any of such parties in respect of such claim. The Servicer shall follow any written instructions received from the Trustee in connection with such claim. The Trustee from the assets of the Trust Fund promptly shall reimburse the Servicer for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way relates to the failure of the Servicer to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement.

                           The Trust Fund shall indemnify the Servicer and
                  hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Servicer may sustain in any way related to the failure of the Trustee or the Master Servicer to perform its duties in compliance with the terms of this Agreement.

                           In the event a dispute arises between an
                  indemnified party and the Servicer with respect to any of the rights and obligations of the parties pursuant to this Agreement and such dispute is adjudicated in a court of law, by an arbitration panel or any other judicial process, then the losing party shall indemnify and reimburse the winning party for all attorney's fees and other costs and expenses related to the adjudication of said dispute.

33. The first paragraph of Section 8.03 (Limitation on Resignation and Assignment by Seller) is hereby amended in its entirety to read as follows:

                           The Servicer shall neither assign this Agreement or
                  the servicing hereunder or delegate its rights or duties hereunder or any portion hereof (to other than a third party in the case of outsourcing routine tasks such as taxes, insurance and property inspection, in which case the Servicer shall be fully liable for such tasks as if the Servicer performed them itself) or sell or otherwise dispose of all or substantially all of its property or assets without the prior written consent of the Trustee and the Master Servicer, which consent shall be granted or withheld in the reasonable discretion of such parties; provided, however, that the Servicer may assign its rights and obligations hereunder without prior written consent of the Trustee and the Master Servicer to any entity that is directly owned or controlled by the Servicer, and the Servicer guarantees the performance of such entity hereunder. In the event of such assignment by the Servicer, the Servicer shall provide the Trustee and the Master Servicer with a written statement guaranteeing the successor entity's performance of the Servicer's obligations under the Agreement.

34. Section 11.01 is hereby amended by replacing the last paragraph thereof with the following:

                           Upon receipt by the Servicer of such written
                  notice, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in a successor Servicer appointed by the Lehman Capital and the Master Servicer. Upon written request from the Seller, the Servicer shall prepare, execute and deliver to the successor entity designated by the Seller any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the Mortgage Loans and related documents, at the Servicer's sole expense. The Servicer shall cooperate with Lehman Capital and the Master Servicer and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

35.      The parties hereto acknowledge that the word "Purchaser" in Section
         11.02 (Waiver of Defaults) shall refer to the "Master Servicer with the prior consent of the Trustee."

36. A new Section 11.03 (Termination Without Cause) is hereby added to read as follows:

                  Section 11.03     Termination Without Cause.

                           This Agreement shall terminate upon: (i) the later
                  of (a) the distribution of the final payment or liquidation proceeds on the last Mortgage Loan to the Trust Fund (or advances by the Servicer for the same), and (b) the disposition of all REO Property acquired upon foreclosure of the last Mortgage Loan and the remittance of all funds due hereunder, or (ii) mutual consent of the Servicer, Lehman Capital and the Master Servicer in writing or (iii) at the sole option of the Lehman Capital, without cause, upon 30 days written notice. Any such notice of termination shall be in writing and delivered to the Servicer by registered mail to the address set forth at the beginning of this Agreement. The Master Servicer, the Trustee and the Servicer shall comply with the termination procedures set forth in Sections
                  11.01 and 11.03.

                           In connection with any such termination referred to
                  in clause (ii) or (iii) above, Lehman Capital will be responsible for reimbursing the Servicer for all unreimbursed out-of-pocket Servicing Advances within 15 Business Days following the date of termination and other reasonable and necessary out-of-pocket costs associated with any transfer of servicing.

37. A new Section 11.04 (Successor to the Servicer) is hereby amended in its entirety to read as follows:

                           Simultaneously with the termination of the
                  Servicer's responsibilities and duties under this Agreement pursuant to Sections 8.03, 11.01 or 11.03, the Master Servicer shall, in accordance with the provisions of the Trust Agreement (i) succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor meeting the eligibility requirements of this Agreement and (iii) and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement with the termination of the Servicer's responsibilities, duties and liabilities under this Agreement. Any successor to the Servicer that is not at that time a Servicer of other mortgage loans for the Trust Fund shall be subject to the approval of the Master Servicer, Lehman Capital, the Trustee and each Rating Agency (as such term is defined in the Trust Agreement). Unless the successor servicer is at that time a servicer of other mortgage loans for the Trust Fund, each Rating Agency must deliver to the Trustee a letter to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates. In connection with such appointment and assumption, the Master Servicer or Lehman Capital, as applicable, may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement. In the event that the Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 11.04 and shall in no event relieve the Servicer of the representations and warranties made pursuant to Article X shall be applicable to the Servicer notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement.

                           Within a reasonable period of time, but in no event
                  longer than 30 days of the appointment of a successor entity, the Servicer shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The Servicer shall cooperate with the Trustee and the Master Servicer, as applicable, and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor Servicer, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or any Escrow Account or thereafter received with respect to the Mortgage Loans.

                           Any successor appointed as provided herein shall
                  execute, acknowledge and deliver to the Trustee, the Servicer and the Master Servicer an instrument (i) accepting such appointment, wherein the successor shall make an assumption of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Servicer under this Agreement, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Servicer or termination of this Agreement pursuant to Sections 11.01 or 11.03 shall not affect any claims that the Master Servicer or the Trustee may have against the Servicer arising out of the Servicer's actions or failure to act prior to any such termination or resignation.

                           The Servicer shall deliver within three (3)
                  Business Days to the successor Servicer the funds in the Custodial Account and Escrow Account and all Mortgage Loan Documents and related documents and statements held by it hereunder and the Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

                           Upon a successor's acceptance of appointment as
                  such, the Servicer shall notify the Trustee and Master Servicer of such appointment in accordance with the notice procedures set forth herein.

                           Except as otherwise provided in this Agreement, all
                  reasonable costs and expenses incurred in connection with any transfer of servicing hereunder (whether as a result of termination or removal of the Servicer or resignation of the Servicer or otherwise), including, without limitation, the costs and expenses of the Master Servicer or any other Person in appointing a successor servicer, or of the Master Servicer in assuming the responsibilities of the Servicer hereunder, or of transferring the Servicing Files and the other necessary data to the successor servicer shall be paid by the terminated, removed or resigning Servicer from its own funds without reimbursement.

38. Intended Third Party Beneficiaries. Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Master Servicer and the Trustee receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions. The Servicer shall have the same obligations to the Master Servicer and the Trustee as if they were parties to this Agreement, and the Master Servicer and the Trustee shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement. The Servicer shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement. Notwithstanding the foregoing, all rights and obligations of the Master Servicer and the Trustee hereunder (other than the right to indemnification) shall terminate upon termination of the Trust Agreement and of the Trust Fund pursuant to the Trust Agreement.

                                   EXHIBIT B

                       Flow Interim Servicing Agreement

                                   EXHIBIT C

               Assignment, Assumption and Recognition Agreement

                                   EXHIBIT D

                            Mortgage Loan Schedule